METROPOLITAN SERIES FUND

SUPPLEMENT DATED NOVEMBER 21, 2013

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2013, AS AMENDED

BLACKROCK LARGE CAP VALUE PORTFOLIO

Effective December 2, 2013, the following changes are made to the summary prospectus of BlackRock Large Cap Value Portfolio (the “Portfolio”), a series of Metropolitan Series Fund.

The disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio’s net assets in a portfolio of securities issued by large capitalization companies, which may include common and preferred stocks. BlackRock considers large capitalization companies to be those with market capitalizations within the capitalization range of companies included in the Russell 1000 Value Index, which is composed of value stocks in the Russell 1000 Index. As of December 31, 2012, the Russell 1000 Index included companies with capitalizations of approximately $312.72 million and above. BlackRock will continue to consider stock of a company to be stock of a large capitalization company, and may continue to hold the stock, even if the company has moved outside the capitalization range of the Russell 1000 Value Index. The Portfolio may invest up to 20% of its assets in smaller capitalization stocks. The Portfolio may invest in derivatives, such as index futures, to obtain investment exposure, enhance return, or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument.

Stock Selection

The Portfolio emphasizes value-oriented investments and invests primarily in a diversified portfolio of equity securities of large capitalization companies located in the United States that BlackRock believes are trading at below normal valuation. BlackRock uses a disciplined investment process, which incorporates both fundamental research and a quantitative model, in the identification of undervalued securities. BlackRock’s assessment of value is based on a variety of factors, including, but not limited to: price-to-earnings ratios, book values, and dividend yields, with a focus on companies with large market capitalizations. The Portfolio also may invest a portion of its assets in securities of issuers in non-U.S. developed markets that are traded in U.S. markets. From time to time the Portfolio may invest in shares of companies through initial public offerings and may invest in restricted securities. In order to be included in the Portfolio’s investment portfolio, every security must be approved by the fundamental process.

The following disclosure is added at the end of the section entitled “Principal Risks”:

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

The disclosure regarding the Portfolio’s portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Portfolio is managed by a team led by Bartlett Geer, CFA, Managing Director of BlackRock, and Carrie King, Managing Director of BlackRock. They are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Geer and Ms. King have been managers of the Portfolio since December 2013.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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